UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 30, 2002

QUALITY DISTRIBUTION, INC.

(Exact name of registrant as specified in its charter)

Florida (State or Other Jurisdiction of Incorporation)	0-24180 (Commission File Number)	59-3239073 (I.R.S. Employer Identification No.)

3802 Corporex Park Drive
Tampa, Florida 33619
(Address of principal executive
offices including Zip Code)

(813) 630-5826

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX
Preferred Stock Articles of Amendment
Indenture, Senior Subordinated Secured Notes
Indenture, Junior Subordinated PIK Notes
Second Supplemental Indenture
Fifth Amendment to Credit Agreement
Warrant Agreement
Registrant Rights Agreement

Item 5. Other Events.

         As previously reported, on April 10, 2002, Quality Distribution, Inc. the “Company”) and its subsidiaries (i) commenced an offer (the “Exchange Offer”) to exchange its outstanding 10% Series B Senior Subordinated Notes due 2006 (the “Old Fixed Rate Notes”) and Series B Floating Interest Rate Subordinated Term Securities due 2006 (FIRSTSSM) (the “FIRSTS” and, together with the Old Fixed Rate Notes, the “Old Notes”), for a combination of certain debt and equity securities; (ii) commenced a consent solicitation (the “Consent Solicitation”) to the proposed amendments (the “Proposed Amendments”) to the existing indenture (the “Existing Indenture”) governing the Old Notes; and (iii) entered into lock-up agreements (collectively, the “Lock-Up Agreements”) with certain affiliates of Apollo Management, L.P., the Company’s controlling stockholder (“Apollo”), certain affiliates of Ares Management, L.P. (“Ares”) and certain members of the Company’s management (the “Management Group”). The Exchange Offer and the Consent Solicitation were made pursuant to the terms of an Offering Memorandum and Consent Solicitation Statement, dated as of April 10, 2002, as supplemented May 10, 2002 by Supplement No. 1 thereto dated as of May 10, 2002 (as so supplemented, the “Offering Memorandum”).

         The Exchange Offer and the Consent Solicitation were consummated on May 30, 2002. On such date, the Company accepted $61.4 million aggregate principal amount of Old Notes tendered in the Exchange Offer and the Consent Solicitation (excluding the $53.0 million aggregate principal amount of Old Notes covered by the Lock-Up Agreements), which also satisfied the requisite consent condition for the Consent Solicitation. All holders of Old Notes who tendered their Old Notes in the Exchange Offer and Consent Solicitation and whose Old Notes were accepted by the Company received for each $1,000 principal amount of Old Notes tendered debt and equity securities (the “Debt/Equity Securities”) consisting of (i) $650 principal amount of new 12 1/2% Senior Subordinated Secured Notes due 2008 (the “New Notes”) issued by Quality Distribution, LLC, a newly formed, wholly owned subsidiary of the Company (“QDI LLC”), (B) $150 principal amount of 12% Junior Subordinated PIK Notes due 2009 (the “Junior PIK Notes”) issued by the Company and (C) 2.0415 Warrants, each to purchase one share of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at an exercise price of $5 per share (the “Warrants”). Pursuant to the terms of the Lock-Up Agreements, on May 30, 2002, Ares exchanged its Old Notes for Debt/Equity Securities and Apollo and the Management Group exchanged their respective Old Notes for shares of the Company’s 13.75% Preferred Stock (the “13.75% Preferred Stock”). In addition, Apollo purchased for cash an additional $10 million of 13.75% Preferred Stock, the proceeds of which were used by the Company to retire certain borrowings under its credit agreement.

         As a result of the foregoing, on May 30, 2002 the following securities were issued: (i) QDI LLC issued $54,535,000 aggregate principal amount of New Notes to the holders of Old Notes participating in the Exchange Offer and to Ares, (ii) the Company issued $12,585,000 aggregate principal amount of Junior PIK Notes to the holders of Old Notes participating in the Exchange Offer and to Ares, (iii) the Company issued 171,282 Warrants to the holders of Old Notes participating in the Exchange Offer and to Ares and (iv) the Company issued 405,000 shares of 13.75% Preferred Stock to Apollo and the Management Group.

         In connection with the closing of the Exchange Offer, (i) QDI LLC entered into (a) an Indenture, dated as of May 30, 2002, among QDI LLC, as Issuer, the subsidiaries of QDI LLC set forth therein, as Guarantors, and The Bank of New York, as Trustee, with respect to the issuance by QDI LLC of the New Notes and (b) a Registration Rights Agreement, dated as of May 30, 2002, among QDI LLC, the subsidiaries of QDI LLC set forth on Annex I thereto and The Bank of New York, with respect to the New Notes, (ii) the Company entered into (a) an Indenture, dated as of May 30, 2002, among the Company, as Issuer, and Wilmington Trust Company, as Trustee, with respect to the issuance by the Company of the Junior PIK Notes, (b) a Warrant Agreement, dated as of May 30, 2002, between the Company and The Bank of New York, as Warrant Agent, and (c) a Second Supplemental Indenture, dated as of May 30, 2002, among the Company, the subsidiaries of the Company party thereto and The Bank of New York, as trustee under the Existing Indenture, effecting the Proposed Amendments and (iii) the Company filed with the Secretary of State of Florida Articles of Amendment to the 13.75% Preferred Stock.

         In addition, as a result of the closing of the Exchange Offer, the amendments to the financial covenants contained in the Fifth Amendment to the Credit Agreement previously entered into by the Company became effective. The amended financial covenants now in effect under the Company’s Credit Agreement are less restrictive than the financial covenants previously in effect.

         Copies of each of the Indentures, the Registration Rights Agreement, the Warrant Agreement, the Second Supplemental Indenture, the Fifth Amendment to the Credit Agreement and the 13.75% Preferred Stock Articles of Amendment are attached hereto as exhibits and incorporated herein by reference.

         The Debt/Equity Securities and the 13.75% Preferred Stock have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

         Headquartered in Tampa, Florida, Quality Distribution, Inc. operates approximately 3,400 tractors and 7,700 trailers through three principal transportation subsidiaries: Quality Carriers, TransPlastics, and Quebec based Levy Transport. The Company also holds varied business interests in other bulk transportation services, including tank cleaning and freight brokerage. Quality Distribution, Inc. is an American Chemistry Council Responsible Care® Partner and is a core carrier for many of the Fortune 500 companies who are engaged in chemical processing.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)  Exhibits.

3.1	13.75% Preferred Stock Articles of Amendment of Quality Distribution, Inc., filed with the Secretary of State of the State of Florida on May 23, 2002.

4.1	Indenture, dated as of May 30, 2002, among Quality Distribution, LLC, the Guarantors named therein and The Bank of New York, as Trustee (including form of 121/2% Senior Subordinated Secured Notes due 2008)

4.2	Indenture, dated as of May 30, 2002, among Quality Distribution, Inc. and Wilmington Trust Company, as Trustee (including form of 12% Junior Subordinated PIK Notes due 2009)

4.3	Second Supplemental Indenture, dated as of May 30, 2002, among Quality Distribution, Inc., the Guarantors named therein and The Bank of New York, as Trustee, to the Indenture dated as of June 9, 1998.

4.4	Fifth Amendment to Credit Agreement dated as of April 5, 2002, among Quality Distribution, Inc., Levy Transport Ltd./Levy Transport LTEE, the Guarantors named therein, the financial institutions from time to time party thereto and Credit Suisse First Boston, as Administrative Agent.

10.1	Warrant Agreement, dated as of May 30, 2002, between Quality Distribution, Inc. and The Bank of New York, as Warrant Agent (including form of Warrant)

10.2	Registration Rights Agreement, dated as of May 30, 2002, among Quality Distribution, LLC , the subsidiaries of QDI LLC set forth on Annex I thereto and The Bank of New York.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALITY DISTRIBUTION, INC.
(Registrant)

Date: June 6, 2002	By: /s/ Thomas L. Finkbiner

Thomas L. Finkbiner

President and Chief Executive

Officer

EXHIBIT INDEX

Exhibit No.	Description	Page

3.1	13.75% Preferred Stock Articles of Amendment of Quality Distribution, Inc., filed with the Secretary of State of the State of Florida on May 23, 2002.

4.1	Indenture, dated as of May 30, 2002, among Quality Distribution, LLC, the Guarantors named therein and The Bank of New York, as Trustee (including form of 121/2% Senior Subordinated Secured Notes due 2008)

4.2	Indenture, dated as of May 30, 2002, among Quality Distribution, Inc. and Wilmington Trust Company, as Trustee (including form of 12% Junior Subordinated PIK Notes due 2009)

4.3	Second Supplemental Indenture, dated as of May 30, 2002, among Quality Distribution, Inc., the Guarantors named therein and The Bank of New York, as Trustee, to the Indenture dated as of June 9, 1998.

4.4	Fifth Amendment to Credit Agreement dated as of April 5, 2002, among Quality Distribution, Inc., Levy Transport Ltd./Levy Transport LTEE, the Guarantors named therein, the financial institutions from time to time party thereto and Credit Suisse First Boston, as Administrative Agent.

10.1	Warrant Agreement, dated as of May 30, 2002, between Quality Distribution, Inc. and The Bank of New York, as Warrant Agent (including form of Warrant)

10.2	Registration Rights Agreement, dated as of May 30, 2002, among Quality Distribution, LLC , the subsidiaries of QDI LLC set forth on Annex I thereto and The Bank of New York.